SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [X]      Preliminary Proxy Statement
         [ ]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material Pursuant to Sec. 240.14a-11(c) or
                    Sec. 240.14a-12

                          THE PHOENIX EDGE SERIES FUND
                (Name of Registrant as Specified in its Charter)
                               THOMAS N. STEENBURG
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):

       [X]    No fee required.
       [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
              and 0-11.
              1)  Title of each class of securities to which transaction applies:
              2)  Aggregate number of securities to which transaction applies:
              3)    Per unit price or other underlying value of transaction
                    computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)
              4) Proposed maximum aggregate value of transaction:

       [ ]    Fee paid previously with preliminary materials.
       [ ]    Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1)  Amount Previously Paid:
              2)  Form, Schedule or Registration No.:
              3)  Filing Party:
              4)  Date Filed:


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                                                                PRELIMINARY COPY
                                                                ----------------



                          THE PHOENIX EDGE SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                              10:00 A.M., TUESDAY,
                                OCTOBER 27, 1998

To the Shareholders:

    A Special Meeting of Shareholders of The Phoenix Edge Series Fund (the "Fund") will be held in the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301, on Tuesday, October 27, 1998, at 10:00 a.m. for the following purposes:

    (1) To fix at twelve the number of Trustees to serve until the next special meeting of shareholders or until the election and qualification of their successors, and to elect the number of Trustees so fixed;

    (2) To ratify or reject the selection of PricewaterhouseCoopers LLP, independent accountants, to audit financial statements of the Fund;

    TO BE VOTED UPON ONLY BY SHAREHOLDERS OF INTERNATIONAL SERIES

    (3) To approve or not approve a subadvisory agreement with Aberdeen Fund Managers, Inc. (see Exhibit A);

    (4) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     These proposals are discussed in detail in the attached Proxy Statement.

     The enclosed proxy is being solicited by the Board of Trustees of the Fund.

     As a convenience to Contractowners and Policyowners, you can now vote in any one of four ways:

     -   Through the Internet at www.proxyvote.com;

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     -   By telephone, with a toll-free call to ADP, the Trust's proxy tabulator, at 1-800-454-8683;

     -   By mail, with the enclosed proxy;

     -   In person at the meeting.

     We encourage you to vote by Internet or telephone, using the account number that appears on your enclosed proxy card. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement before you vote.

         PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.



                                    By Order of the Board of Trustees,



                                    G. JEFFREY BOHNE, Secretary

     Greenfield, Massachusetts
     September 21, 1998



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                          THE PHOENIX EDGE SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                                 PROXY STATEMENT

      A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 27, 1998


       The enclosed proxy is solicited by the Board of Trustees of The Phoenix Edge Series Fund (the "Fund") for use at the Special Meeting of Shareholders to be held on Tuesday, October 27, 1998, and at any adjournment thereof. Shareholders of record at the close of business on September 4, 1998, are entitled to notice of and to vote at the Special Meeting and any adjournment thereof. On that date there were issued and outstanding __________ shares of the Fund, par value of $1 per share, each of which is entitled to vote, with proportionate voting for fractional shares. The record owners of the shares of each Series of the Fund are the Phoenix Home Life Variable Universal Life Account (the "VUL Account"), which funds Variable Life Insurance Policies ("Policies"), and the Phoenix Home Life Variable Accumulation Account and the PHL Variable Accumulation Account (collectively, the "VA Accounts"), which fund Variable Annuity Contracts ("Contracts").

       The Policies and Contracts are offered by Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") or its subsidiary, PHL Variable Insurance Company ("PHL Variable"). In accordance with its view of applicable law, Phoenix Home Life will vote the shares of the each Series of the Fund based on instructions received from owners of the Policies ("Policyowners") and owners of the Contracts ("Contractowners"). When sufficient instructions representing the majority votes required in favor of the items set forth in the attached Notice of the meeting ("Sufficient Instructions") have been received, Phoenix Home Life will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. In connection with the solicitation of such instructions from Policyowners and Contractowners, Phoenix Home Life will furnish a copy of this Proxy Statement to Policyowners and Contractowners. Each Contractowner or Policyowner (collectively referred to herein as "shareholders") of record at the close of business on September 4, 1998 is entitled to notice of the meeting and to instruct Phoenix Home Life with respect to how to vote at the meeting or any adjourned session. No Policyowner or Contractowner, to the knowledge of the Fund, owns Policies


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or Contracts which are funded by more than five percent of the outstanding voting shares of the Fund or of any Series. Each Policyowner and Contractowner will be entitled to instruct Phoenix Home Life with respect to one vote for each $100 of cash value (and fractional votes corresponding to any fractional values) under a Policy or Contract registered in his or her name on VUL Account or VA Account books on the record date.

       The shares of each Series will be voted together on Proposals 1 and 2; only shares of the International Series will be voted on Proposal 3. All shares represented by duly executed proxies will be voted in accordance with the instructions marked thereon. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the shares represented by the proxy will be voted in favor of the proposal. Any shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Fund a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

       In addition to the solicitation of proxies by mail, officers and regular employees of Phoenix Home Life or one of its affiliated companies may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by Phoenix Home Life for their reasonable expenses in sending proxy materials. The cost of solicitation of proxies will be borne by Phoenix Home Life.

       In the event that Sufficient Instructions are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to any such matters. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such matters. They will vote against such adjournment those proxies required to be voted against any such matters.

       This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about September 21, 1998.

       A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO HEIDY PAGAN, PHOENIX VARIABLE PRODUCTS OPERATIONS, P. O. BOX 8027, BOSTON, MA

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02266-8027. SHAREHOLDERS MAY ALSO CALL HEIDY PAGAN TOLL-FREE AT (800) 541-0171.



SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       On August 31, 1998, there were ________ issued and outstanding shares of beneficial interest of the Fund and as of such date Phoenix Home Life or PHL Variable, One American Row, Hartford, Connecticut, held of record and beneficially owned under a Contract or Policy ______ shares of beneficial interest of the Fund, or less than 1% of the voting securities of the Fund then outstanding.

       On August 31, 1998, no shares of beneficial interest of the Fund were held of record or beneficially owned under a Contract or Policy by any Trustee or nominee for election as Trustee or by any executive officer of the Fund.

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                                    PROPOSALS

                                 PROPOSAL NO. 1

                              ELECTION OF TRUSTEES


     The persons named in the enclosed proxy intend, unless authority is withheld, to vote for fixing the number of Trustees at twelve and for the election as Trustees the nominees named below. All of the nominees are presently serving as Trustees of the Fund. The Trustees are recommending that the shareholders fix the number of Trustees at twelve and elect the persons whom they have nominated for election.

     Each of the nominees has agreed to serve as a Trustee if elected. If, at the time of the meeting, any nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their retirement or the next annual meeting of shareholders and the selection and qualification of their successors. As noted below, Messrs. Morris and Roth will retire from the Board of Trustees effective January 1, 1999. Currently, there are no plans to replace them upon their retirement. Executive officers were elected by the Board of Trustees on May 27, 1998 and will hold office until the first meeting of the Board of Trustees following this special meeting of shareholders or until their successors are chosen and qualified.

     The following table sets forth information as to the principal occupations during the past five years of nominees for election as Trustees and of the Fund's executive officers and also sets forth information as to certain other directorships held by nominees for election as Trustees.


NOMINEES FOR ELECTION AS TRUSTEES


     *ROBERT CHESEK, 64, Trustee since 1981. (Chairman from 1989 to 1994). Trustee/Director, the Phoenix Funds (1981-present), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since
1996). Director (1981-1994) and Chairman (1992-1994), Phoenix Investment Counsel, Inc. Trustee/Director and Chairman, the National Affiliated Investment Companies (May 1993-December 1993). Vice President, Common Stock, Phoenix Home Life Mutual Insurance Company (1991-1993).

                                       4

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     E. VIRGIL CONWAY, 69, Trustee since 1993. Chairman, Metropolitan
Transportation Authority (since 1992). Trustee/Director, the Phoenix Funds (since 1993), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, Duff & Phelps Utilities Tax-Free Income Inc. (since 1995) and Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1995). Trustee/Director, Consolidated Edison Company of New York, Inc. (1970-present), Pace University (1978-present), Atlantic Mutual Insurance Company (1974-present), HRE Properties (1989-present), Greater New York Councils, Boy Scouts of America (1985-present), Union Pacific Corp. (1978-present), Centennial Insurance Company (1974-present), Josiah Macy, Jr. Foundation (1975-present), the Harlem Youth Development Foundation (1987-present), Accuhealth (1994-present), Trism, Inc. (1994-present), Realty Foundation of New York (1972-present). Chairman, New York Housing Partnership Development Corp. (1981-present). Advisory Director, Fund Directions (1993-present) and Blackrock Freddie Mac Mortgage Securities Fund (1990-present). Member, Audit Committee of the City of New York (1981-1996). Advisory Director, Blackrock Fannie Mae Mortgage Securities Fund (1989-1996). Member (1990-1995), Chairman (1992-1995), Financial Accounting Standards Advisory Council (1992-1995). Director/Trustee, the National Affiliated Investment Companies (1987-1993).

     HARRY DALZELL-PAYNE, 68, Trustee since 1993. Trustee/Director, Phoenix Funds (since 1993), Phoenix Duff & Phelps Institutional Mutual Funds (since
1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (since 1995), Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1995). Director, Farragut Mortgage Co., Inc. (1991-1994). Director/Trustee, the National Affiliated Investment Companies (1987-1993). Formerly, a Major General of the British Army.

     **FRANCIS E. JEFFRIES, 67, Trustee since 1995. Director/Trustee, Phoenix Funds (since 1995), Phoenix Duff & Phelps Institutional Mutual Funds (since
1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Income Inc. (1987-present), Duff & Phelps Utilities Tax-Free Income Inc. (1991-present), and Duff & Phelps Utility and Corporate Bond Trust Inc. (1993-present). Director, The Empire District Electric Company (1984-present). Director (1989-1997), Chief Executive Officer (1989-1995) and President (1989-1993), Phoenix Investment Partners, Ltd.

     LEROY KEITH, JR., 59, Trustee since 1993. Chairman and Chief Executive Officer, Carson Products Company (since 1995). Trustee/Director, the Phoenix Funds (since 1980), Phoenix Duff & Phelps Institutional Mutual

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Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Director,
Equifax Corporation (since 1991) and Evergreen International Fund, Inc. (1989-present). Trustee, Evergreen Liquid Trust, Evergreen Tax Exempt Trust, Evergreen Tax Free Fund, Master Reserves Trust and Master Reserves Tax Free Trust. Director, and President, Morehouse College (1987-1994). Chairman and Chief Executive Officer, Keith Ventures (1992-1994). Director/Trustee, the National Affiliated Investment Companies (May 1993-December 1993).

     **PHILIP R. MCLOUGHLIN, 51, Trustee and President since 1993. Chairman (1997-present), Director (1995-present), Vice Chairman (1995-1997) and Chief Executive Officer (1995-present), Phoenix Investment Partners, Ltd. Executive Vice President, Investments, Phoenix Home Life Mutual Insurance Company (1988-present). Director/Trustee and President, the Phoenix Funds (since 1989), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-present). Director (1984-present) and President (1990-present), Phoenix Equity Planning Corporation. Director (1983-present) and Chairman (1995-present), Phoenix Investment Counsel, Inc. Director and Chairman, National Securities & Research Corporation (1993-present). Director, Phoenix Realty Securities, Inc. (1994-present). Director/Trustee, the National Affiliated Investment Companies (May 1993-December 1993).

     ***EVERETT L. MORRIS, 70, Trustee since 1995. Vice President, W.H. Reaves and Company (1993-present). Director/Trustee, Phoenix Funds (1995-present), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (since
1991) and Duff & Phelps Utility and Corporate Bond Trust, Inc. (since 1993). Director, Public Service Enterprise Group, Inc. (1986-1993). President and Chief Operating Officer, Enterprise Diversified Holdings, Inc. (1989-1993).

     **JAMES M. OATES, 52, Trustee since 1987. Chairman, IBEX Capital Markets LLC (since 1997). Managing Director, The Wydown Group (since 1994). Trustee/Director, the Phoenix Funds (1987-present), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since
1996). Director, AIB Govett Funds (since 1991), Investors Bank & Trust Corporation (since 1995), Investors Financial Services Corporation (since 1995), Blue Cross and Blue Shield of New Hampshire (since 1994), Plymouth Rubber Co. (since 1995), Stifel Financial (since 1996) and

                                       6

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Command Systems, Inc. (since 1998). Vice Chairman, Massachusetts Housing
Partnership (since 1992). Member, Chief Executives Organization (since 1996). President and Chief Executive Officer, Neworld Bank (1984-1994).
Director/Trustee, the National Affiliated Investment Companies (May 1993-December 1993).

     **CALVIN J. PEDERSEN, 56, Trustee since 1995. Director (since 1986), President (since 1993) and Executive Vice President (1992-1993), Phoenix Investment Partners, Ltd. Director/Trustee, Phoenix Funds (1995-present), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). President and Chief Executive Officer, Duff & Phelps Utilities Tax-Free Income Inc. (1995-present) Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-present) and Duff & Phelps Utilities Income Inc. (since 1994).

     ***HERBERT ROTH, JR., 69, Trustee since 1986. Trustee/Director, the Phoenix Funds (since 1980), Phoenix Duff & Phelps Institutional Mutual Funds (since
1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, Boston Edison Company (since 1978), Landauer, Inc. (medical services) (since 1970), Tech Ops./Sevcon Inc. (electronic controllers) (since 1987), and Mark IV Industries (diversified manufacturer) (since 1985). Director, Phoenix Home Life Mutual Insurance Company (1972-1998) and Key Energy Group (oil rig service) (1988-1994). Director/Trustee, the National Affiliated Investment Companies (May 1993-December 1993).

     RICHARD E. SEGERSON, 52, Trustee since 1993. Managing Director, Mullin Associates (since 1993). Trustee/ Director, the Phoenix Funds (since 1993), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Vice President and General Manager, Coats & Clark, Inc. (previously Total American, Inc.) (1991-1993). Director/Trustee, the National Affiliated Investment Companies (1984-1993).

     LOWELL P. WEICKER, JR., 67, Trustee since 1995. Trustee/Director, the Phoenix Funds (since 1995), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, UST Inc. (since 1995), HPSC, Inc. (since 1995), Compuware (since 1996), Burroughs Welcome Fund (since 1996). Visiting Professor, University of Virginia (since 1997). Director, Duty Free International, Inc. (1997). Chairman, Dresing, Lierman, Weicker (1995-1997). Governor of the State of Connecticut (1991-1995).

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     *Indicates that the nominee was an officer of one of the Fund's investment advisers during the last five years. Until 1994, Mr. Chesek served as Chairman of the Phoenix Investment Counsel, Inc.

     **Indicates that the nominee is an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940. Messrs. Jefferies, McLoughlin, Oates, and Pedersen are Trustees and stockholders of Phoenix Investment Partners, Ltd. (formerly Phoenix Duff & Phelps Corporation) and, therefore, are "interested persons" of the Fund's investment adviser and "interested persons" of the Fund.

     ***Pursuant to the retirement policy of the Phoenix Funds, Messrs. Morris and Roth will retire from the Board of Trustees effective January 1, 1999.


EXECUTIVE OFFICERS
     (Other than Philip R. McLoughlin, President, who is described above.)

     MICHAEL E. HAYLON, 40, Executive Vice President since 1995. Director and Executive Vice President-Investments, Phoenix Investment Partners, Ltd. (since
1995). Executive Vice President, Phoenix Funds (since 1995) and Phoenix-Aberdeen Series Fund (since 1996). Executive Vice President (since 1997), Vice President (1996-1997), Phoenix Duff & Phelps Institutional Mutual Funds. Director (since
1994) and President (since 1995), Phoenix Investment Counsel, Inc. Director (since 1994) and President (since 1996), National Securities & Research Corporation. Senior Vice President, Securities Investments, Phoenix Home Life Mutual Insurance Company (1993- 1995). Various positions with Phoenix Home Life Mutual Insurance Company (1990-1993).

     JOHN F. SHARRY, 47, Executive Vice President since 1998. Managing Director, Retail Distribution, Phoenix Equity Planning Corporation (since 1995). Managing Director, Director and National Sales Manager (1993-1995), Senior Vice President, Director and National Sales Manager (1992-1993), Putnam Mutual Funds.

     J. ROGER ENGEMANN, 57, Senior Vice President since 1998. Managing Director, Equities, Phoenix Investment Counsel, Inc. (since 1998). Senior Vice President, Phoenix Series Fund and Phoenix Strategic Equity Series Fund (since 1998). Chairman, President and Trustee, The Phoenix-Engemann Funds (since 1986). Chairman, President and Director, Roger Engemann & Associates, Inc. (since
1969), Pasadena Capital Corporation (since 1988) and Roger Engemann Management Co., Inc. (since 1985).

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     GAIL P. SENECA, 45, Senior Vice President since 1998. Managing Director,
Equities, National Securities & Research Corporation and Phoenix Investment Counsel, Inc. (since 1998). Senior Vice President, Phoenix Strategic Equity Series Fund and Phoenix Multi-Portfolio Fund (since 1998). President and Chief Executive and Investment Officer, Seneca Capital Management LLC (since 1996). Managing General Partner and Chief Executive and Investment Officer, GMG/Seneca Capital Management LP (since 1989). President and Trustee, Phoenix-Seneca Funds (since 1996). General Partner, Genesis Merchant Group, LP (since 1990). General Partner and Chief Executive Officer, Genesis Capital Management LP (since 1990). President, GenCap, Inc. (since 1994).

     JAMES D. WEHR, 41, Senior Vice President since 1997. Senior Vice President, Fixed Income (since 1998), Managing Director, Fixed Income (1996-1998), Vice President (1991-1996), Phoenix Investment Counsel, Inc. Senior Vice President, Fixed Income (since 1998), Managing Director, Fixed Income (1996-1998), Vice President (1993-1996), National Securities & Research Corporation. Senior Vice President (since 1997), Vice President (1988-1997), Phoenix Multi-Portfolio Fund; Senior Vice President (since 1997), Vice President (1990-1997), Phoenix Series Fund; Senior Vice President (since 1997), Vice President (1991-1997), The Phoenix Edge Series Fund; Senior Vice President (since 1997), Vice President (1993-1997), Phoenix California Tax Exempt Bonds, Inc.; Senior Vice President (since 1997), Vice President (1996-1997), Phoenix Duff & Phelps Institutional Mutual Funds. Senior Vice President, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix Income and Growth Fund and Phoenix Strategic Allocation Fund (since 1997). Senior Vice President and Chief Investment Officer, Duff & Phelps Utilities Tax-Free Income Inc. (since
1997) Managing Director, Public Fixed Income, Phoenix Home Life Mutual Insurance Company (1991-1995). Various positions with Phoenix Home Life Mutual Insurance Company (1981-1991).

     HUGH YOUNG, 41, Senior Vice President since 1996. Director, Phoenix-Aberdeen International Advisors, LLC. Far East Investment Director (since 1988), Managing Director (since 1992), Aberdeen Asset Management Asia Limited. Director, Abtrust Asian Smaller Companies Investment Trust plc (since
1995), Abtrust New Dawn Investment Trust plc (since 1989), Abtrust Emerging Asia Investment Trust Limited (since 1990), JF Philippine Fund Inc. (since 1991) and Apollo Tiger (since 1994).

     DAVID L. ALBRYCHT, 37, Vice President since 1997. Managing Director, Fixed Income (since 1996), Vice President (1995-1996), Phoenix

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Investment Counsel, Inc. Managing Director, Fixed Income (since 1996),
Investment Officer (1994-1996), National Securities & Research Corporation. Vice President, Phoenix Multi-Portfolio Fund (since 1993), Phoenix Multi-Sector Fixed Income Fund, Inc. (since 1994), Phoenix Multi-Sector Short Term Bond Fund (since
1993) and Phoenix Series Fund (since 1997). Portfolio Manager, Phoenix Home Life Mutual Insurance Company (1994-1995). Other positions with Phoenix Home Life Mutual Insurance Company from 1986 to 1994.

     CHRISTIAN C. BERTELSEN, 55, Vice President since 1998. Managing Director, Value Equities, Phoenix Investment Counsel, Inc. (since 1997). Managing Director, Value Equities, National Securities & Research Corporation (since
1998). Vice President, Phoenix Investment Trust 97 (since 1997) and Phoenix-Aberdeen Series Fund (since 1998). Senior Vice President and Chief Investment Officer, Zurich Kemper (1996-1997). Vice President and Portfolio Manager, Zurich Kemper Small Cap Fund and Zurich Kemper Contrarian Fund (1996-1997). Senior Vice President, Eagle Asset Management (1993-1996). Vice President and Portfolio Manager, Heritage Value Fund and Golden Select Variable Annuity Value Trust (1995-1996). Senior Vice President, Colonial Equity Management, Inc. (1986-1993) Vice President and portfolio Manger, The Colonial Fund (1986-1993).

     STEVEN L. COLTON, 39, Vice President since 1997. Managing Director, Value Equities, Phoenix Investment Counsel, Inc. (since 1997). Managing Director, Value Equities, National Securities & Research Corporation (since 1998). Vice President, Phoenix Series Fund (since 1997), Phoenix Equity Series Fund (since 1997 and Phoenix Income and Growth Fund (since 1998). Vice President/Senior Portfolio Manager, American Century Investment management (1987-1997). Portfolio Manager, American Century/Benham Income and Growth Fund (1990-1997), American Century/Benham Equity Growth Fund (1991-1996) and American Century/Benham Utilities Income Fund (1993-1997).

     TIMOTHY DEVLIN, 34, Vice President since 1997. Vice President and Portfolio Manager, J.P. Morgan Investment Company and Morgan Guaranty Trust Company of NY (since 1996). First Vice President and Portfolio Manager, Mitchell Hutchins Asset Management, Inc. (1987-1996).

     RON K. JACKS, 34, Vice President since 1998. Managing Director, Equities, National Securities & Research Corporation and Phoenix Investment Counsel, Inc. (since 1998). Vice President, Phoenix Strategic Equity Series Fund and Phoenix Multi-Portfolio Fund (since 1998). Equity Portfolio Manager, Seneca Capital Management LLC (since 1996). General

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Partner and Equity Portfolio Manager, GMG/Seneca Capital Management LP (since
1995). Trustee (1996-1997), Secretary (since 1996), Phoenix-Seneca Funds.

     JOHN D. KATTAR, 43, Vice President since 1997. Managing Director, Equities, Phoenix Investment Counsel, Inc. (since 1997). Vice President, Phoenix Series Fund (since 1997), Phoenix Aberdeen Series Fund (since 1997) and Phoenix Duff & Phelps Institutional Mutual Funds (since 1997). Director (1989-1997), Senior Vice President (1993-1996, Baring Asset Management Company, Inc. Director, Baring Mutual Fund Management (Luxembourg) (1995-1997).

     WILLIAM E. KEEN, III, 35, Vice President since 1996. Assistant Vice President, Phoenix Equity Planning Corporation (1996-present), Phoenix Investment Counsel, Inc. and National Securities & Research Corporation. Vice President, Phoenix Funds, Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series Fund (since 1996). Assistant Vice President, USAffinity Investments LP, (1994-1995); Treasurer and Secretary USAffinity Funds (1994-1995). Manager, Fund Administration, SEI Corporation (1991-1994).

     CHRISTOPHER J. KELLEHER, 43, Vice President since 1998. Managing Director, Fixed Income (since 1996), Vice President (1991-1996), Phoenix Investment Counsel, Inc. Managing Director, Fixed Income (since 1996), Vice President (1993-1996), National Securities & Research Corporation. Vice President, Phoenix Series Fund (1989-1997, 1998-present), The Phoenix Edge Series Fund (1989-1997, 1998-present) Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Phoenix Income and Growth Fund (since 1998) and Phoenix Strategic Allocation Fund (since 1998). Portfolio Manager, Public Bonds (1991-1995), Phoenix Home Life Mutual Insurance Company. Other positions with Phoenix Home Life Mutual Insurance Company from 1983 to 1991.

     RICHARD D. LITTLE, 50, Vice President since 1998. Managing Director, Equities, National Securities & Research Corporation and Phoenix Investment Counsel, Inc. (since 1998). Vice President, Phoenix Strategic Equity Series Fund and Phoenix Multi-Portfolio Fund (since 1998). Director of Equities, Seneca Capital Management LLC (since 1996). General Partner and Director of Equities, GMG/Seneca Capital Management LP (since 1989).

     JAMES E. MAIR, 46, Vice President since 1998. Managing Director, Equities, Phoenix Investment Counsel, Inc. (since 1998). Vice President, Phoenix Series Fund and Phoenix Strategic Equity Series Fund (since 1998).

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

Executive Vice President (since 1994), Senior Vice President (1983-1994), Roger Engemann & Associates, Inc. and Roger Engemann Management Co., Inc. Director (since 1990), Executive Vice President (since 1994), Senior Vice President (1990-1994) Pasadena Capital Corporation. Director, Pasadena National Trust Company (since 1989).

     WILLIAM R. MOYER, 54, Vice President since 1993. Senior Vice President and Chief Financial Officer, Phoenix Investment Partners, Ltd. (since 1995). Director (since 1998), Senior Vice President (since 1990), Chief Financial Officer (since 1996), Finance (until 1996), and Treasurer (1994-1996 and 1998-present), Phoenix Equity Planning Corporation. Director (since 1998), Senior Vice President (since 1994), Chief Financial Officer (since 1996), Finance (until 1996), and Treasurer (since 1994), National Securities & Research Corporation. Director (since 1998), Senior Vice President (since 1990), Chief Financial Officer (since 1996), Finance (until 1996) and Treasurer (since 1994), Phoenix Investment Counsel, Inc. Vice President, the Phoenix Funds (since 1990), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Phoenix-Aberdeen Series Fund (since 1996). Senior Vice President and Chief Executive Officer, Duff & Phelps Investment Management Co. (since 1996). Senior Vice President, Chief Financial Officer and Treasurer, W.S. Griffith & Co., Inc. (until 1995). Vice President, Investment Products Finance, Phoenix Home Life Mutual Insurance Company (until 1995).

     LEONARD J. SALTIEL, 44, Vice President since 1994. Managing Director, Operations and Service, Phoenix Equity Planning Corporation (since 1996). Vice President, the Phoenix Funds (since 1994), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Vice President, National Securities & Research Corporation (until 1996). Vice President, Investment Operations, Phoenix Home Life Mutual Insurance Company (until 1995). Various positions with Phoenix Home Life Mutual Insurance Company (1987-1994).

     JULIE L. SAPIA, 41, Vice President since 1997. Director, Money Market Trading (since 1998), Head Money Market Trader (1997), Money Market Trader (1995-1997), Phoenix Investment Counsel, Inc. Vice President, Phoenix Series Fund (since 1997), Phoenix-Aberdeen Series Fund (since 1997) and Phoenix Duff & Phelps Institutional Mutual Funds (since 1997). Money Market Trader, Phoenix Home Life Mutual Insurance Company (1991-1995). Other positions with Phoenix Home Life Mutual Insurance Company from 1985 to 1991.

     DAVID K. SCHAFER, 59, Senior Vice President since 1998. President and Director, Schafer Capital Management, Inc. (since 1983). Chairman, President and Director, Strong Schafer Value Fund (since 1985). Chairman, Schafer Cullen Capital Management, Inc. (since 1983). President, Chubb Equity Managers, Inc. (1992-1996).

     MICHAEL SCHATT, 51, Vice President since 1997. Managing Director, Phoenix Duff & Phelps Corporation (since 1994). Senior Vice President, Duff & Phelps Investment Management Co. (since 1997) Vice President, Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix Multi-Portfolio Fund (since 1997). Director, Real Estate Advisory Practice, Coopers & Lybrand, LLC (1990-1994).

     JOHN S. TILSON, 55, Vice President since 1998. Managing Director, Equities, Phoenix Investment Counsel, Inc. (since 1998) Vice President, Phoenix Series Fund and Phoenix Strategic Equity Series Fund (since 1998). Executive Vice President (since 1994), Senior Vice President (1983-1994), Roger Engemann & Associates, Inc. Director (since 1990), Executive Vice President (since 1994), Senior Vice President (1990-1994), Pasadena Capital Corporation. Executive Vice President (since 1994), Security Analyst (1983-1994), Roger Engemann Management Co., Inc.

     PIERRE G. TRINQUE, 42, Vice President since 1998. Managing Director, Large Cap Growth Team (since 1997), Managing Director, Director of Equity Research (1996-1997), Senior Research Analyst, Equities (1996) and Associate Portfolio Manager, Institutional Funds (1992-1995), Phoenix Investment Counsel, Inc. Vice President, Phoenix Series Fund (since 1997), Phoenix Duff & Phelps Institutional Mutual Funds (since 1997), Phoenix Multi-Portfolio Fund (since 1998), Phoenix Worldwide Opportunities Fund (since 1998), Phoenix Strategic Equity Series Fund (since 1998) and Phoenix Strategic Allocation Fund (since 1998).

     JAMES WIESS, 38, Vice President since 1997. Vice President and Portflio Manager, J.P. Morgan Investment Management, Inc. and Morgan Guaranty Trust Company of New York (since 1992).

     NANCY G. CURTISS, 45, Treasurer since 1994. Treasurer, Fund Accounting, Phoenix Equity Planning Corporation (since 1994). Treasurer, the Phoenix Funds (since 1994), Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series Fund (since 1996). Second Vice President and Treasurer, Fund Accounting, Phoenix Home Life Mutual Insurance Company (until 1995). Various positions with Phoenix Home Life Mutual Insurance Company (1987-1994).

CERTAIN TRANSACTIONS

     Philip R. McLoughlin, Calvin J. Pedersen and James M. Oates are Trustees of the Fund and are also directors of Phoenix Investment Partners, Ltd. ("PXP"), an indirect parent of two of the Fund's investment advisers, Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser") and Duff & Phelps Investment Management Co. ("DPIM"). Michael E. Haylon is an executive officer of the Fund and also a director of PXP. Messrs. Haylon and McLoughlin are also executive officers of PXP. Francis E. Jeffries is a Trustee of the Fund and also a shareholder of PXP. By virtue of these individuals' relationships with the Fund and with PXP, under the proxy rules they are deemed to have a material interest in certain of the Fund's investment advisory contracts. Pursuant to the investment advisory contract between PIC and the Fund, PIC received $___ million in fees from the Fund in 1997. Prior to June 1, 1998, Phoenix Realty Securities, Inc. ("PRS") served as investment adviser and DPIM served as subadviser for the Real Estate Securities Series. During 1997, the Fund paid PRS $_____ million for its services as investment adviser and PRS paid DPIM $_____ million for its services as subadviser. Effective June 1, 1998, PRS assigned to DPIM the investment advisory agreement for the Real Estate Securities Series; therefore in 1998, DPIM will be paid by PRS for its services as subadviser prior to June 1, 1998 and by the Fund directly for its services as investment adviser on and after that date.


AUDIT AND EXECUTIVE COMMITTEES AND BOARD OF TRUSTEES' MEETINGS
     The Board of Trustees has an Audit Committee and an Executive Committee. The members are appointed at the first meeting of the Board following a meeting of the shareholders at which Trustees are elected.

     The members of the Audit Committee of the Fund include only Trustees who are not interested persons of the Fund. The Audit Committee meets with the Fund's auditors to review the scope of auditing procedures, the adequacy of internal controls, compliance by the Fund with the accounting, record keeping and financial reporting requirements of the Investment Company Act of 1940, and the possible effect on Fund operations of any new or proposed tax or other regulations applicable to investment companies. The Committee reviews services provided to the Fund pursuant to the investment advisory agreement and other service agreements to determine if the Fund is receiving satisfactory services at reasonable prices; makes an annual recommendation concerning the appointment of auditors; and reviews and recommends policies and practices relating to principles to be followed in the conduct of Fund operations. The Audit Committee reports the results of its inquiries to the Board of Trustees. The Audit Committee currently consists of Messrs. E. Virgil Conway, Herbert Roth, Jr., Richard E. Segerson and Lowell P. Weicker, Jr. The Audit Committee held four meetings during the fiscal year ended December 31, 1997.

     The Executive Committee consists of six Trustees, four of whom are not interested persons of the Fund. The Executive Committee is empowered under
Article X of the Fund's By-Laws to act for the Board on matters that can be delegated to a committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. The Executive Committee meets on an as-needed basis as appropriate between Board meetings. Currently, the Executive Committee consists of Messrs. E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Everett
L. Morris, James M. Oates and Herbert Roth, Jr.

     Four meetings of the Board of Trustees were held during the fiscal year ended December 31, 1997. None of the Trustees attended fewer than 75% of the meetings of the Board. Mr. Weicker attended 50% of the Audit Committee meetings held; no other Trustee attended fewer that 75% of the meetings of Committees of the Board.

     For services rendered to the Fund during the fiscal year ended December 31, 1997, persons serving as Trustees during that period received an aggregate of $186,063 from the Fund as Trustees' fees.

     Each Trustee who is not an "interested person" of the Adviser or any of its affiliates currently is entitled to a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. Trustee costs are allocated equally to each of the Series/Portfolios of the Funds within the Fund Complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated by the Adviser and receive no compensation from the Fund. Any other interested persons who are not compensated by the Adviser receive fees from the Fund.

     For the Fund's last fiscal year, the Trustees received the following compensation:

                               COMPENSATION TABLE

                                                                    TOTAL
                                                                 COMPENSATION
                                      RETIREMENT    ESTIMATED    FROM FUND AND
                                       BENEFITS       ANNUAL     FUND COMPLEX
                        AGGREGATE     ACCRUED AS     BENEFITS     (13 FUNDS)
                      COMPENSATION   PART OF FUND      UPON        PAID TO
       NAME             FROM FUND      EXPENSES     RETIREMENT     TRUSTEES
       ----             ---------      --------     ----------     --------
Robert Chesek             $13,900                                  $57,750
E. Virgil Conway          $18,090                                  $74,500
Harry Dalzell-Payne       $15,825                                  $62,250
Francis E. Jeffries       $13,500*                                 $56,250
Leroy Keith, Jr.          $13,900                                  $57,750
Philip R. McLoughlin           $0                                       $0
Everett L. Morris         $15,425*       None         None         $64,500
James M. Oates            $15,425      for any       for any       $63,750
Calvin J. Pedersen             $0      Trustee       Trustee            $0
Herbert Roth, Jr.         $18,770*                                 $76,250
Richard E. Segerson       $15,940                                  $66,000
Lowell P. Weicker, Jr.    $15,188                                  $62,500

     *This compensation (and the earnings thereon) was deferred pursuant to the Directors' Deferred Compensation Plan.

     At December 31, 1997, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $60,161, $126,891 and $137,672, respectively. At present, by agreement among the Fund, the Distributor and the electing Trustee, Trustee fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

VOTING REQUIREMENTS
     In order to be elected, the nominees for Trustee must be approved by a majority of the Fund's voting securities present at the meeting, in person or by proxy, provided that those present constitute more than 50% of the Fund's outstanding voting securities.

              THE TRUSTEES RECOMMEND A VOTE "FOR" THE ELECTION
                          OF THE NOMINEES FOR TRUSTEES

                                 PROPOSAL NO. 2


             RATIFICATION OR REJECTION OF SELECTION OF AUDITORS


     On the recommendation of the Audit Committee, the Trustees (including all of the Trustees who are not interested persons of the Fund) have selected PricewaterhouseCoopers LLP, independent accountants, to audit financial statements of the Fund filed with the Securities and Exchange Commission and other regulatory authorities. The Fund has been advised that neither such firm nor any of its partners has any financial interest in the Fund. The selection of auditors is subject to ratification or rejection by the shareholders at the meeting.

     A representative of PricewaterhouseCoopers LLP, auditors for the Fund for the fiscal year ended December 31, 1997, is not expected to be present at the meeting. A representative of PricewaterhouseCoopers LLP is expected to be available to respond to questions.

     The Fund's auditors examine the financial statements of the Fund annually, issue a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings for the year, review the Fund's semi-annual financial statements and prepare or review the Fund's income tax returns.

 VOTING REQUIREMENTS
     Ratification of the selection of PricewaterhouseCoopers LLP, independent accountants, as auditors of the Fund requires the approval of a majority of the Fund's voting securities present at the meeting, in person or by proxy, provided that those present constitute more than 50% of the Fund's outstanding voting securities.

              THE TRUSTEES RECOMMEND A VOTE "FOR" RATIFICATION
                          OF THE SELECTION OF AUDITORS

                                 PROPOSAL NO. 3

                TO APPROVE OR NOT APPROVE A SUBADVISORY AGREEMENT
                                      WITH
                          ABERDEEN FUND MANAGERS, INC.



(TO BE VOTED UPON ONLY BY SHAREHOLDERS OF THE INTERNATIONAL SERIES)

     At a meeting of the Executive Committee of the Board of Trustees (the "Committee") held on May 26, 1998, the Adviser presented a proposal under which Aberdeen Fund Managers, Inc. ("Aberdeen" or "Subadviser") would be engaged as a subadviser to the International Series (the "Series"). At that meeting, the Committee heard presentations by representatives of the Adviser regarding personnel changes, including the departure of the Series' former portfolio managers, that prompted the Adviser to consider alternative means to manage the Series. Based on the Adviser's existing relationship with Aberdeen through Aberdeen's management of certain other affiliated mutual funds and on the performance of those funds and others managed by Aberdeen, the Adviser's management recommended that Aberdeen be retained to provide the investment program for the Series. The Committee had heard a presentation by representatives of Aberdeen at a meeting held on April 14, 1998. The Adviser would continue its traditional role of overseeing operations of the Series, providing compliance, proxy, corporate governance, registration statement and other similar services, and would also oversee the investment management performance of the Series. The Committee considered that there would be no fee increase to the Series or its shareholders as a result of the appointment of the Subadviser, and further considered the services to be rendered by each of the Adviser and Subadviser under the proposed arrangement. The Committee concluded that the sharing of responsibility and fees would be fair, and that the demonstrated experience and capability of Aberdeen would provide appropriate expertise in the management of an investment program for the Series. The Committee voted to recommend to the Board of Trustees the retention of Aberdeen as subadviser to the Series. Based on this recommendation and on information supplied to it, at its meeting on May 27, 1998, the Board of Trustees, including a majority of the Disinterested Trustees, voted to approve the terms of the proposed Subadvisory Agreement and to recommend to shareholders the retention of Aberdeen as subadviser to the Series.

     Under the terms of the proposed Subadvisory Agreement (attached as Exhibit
A), the Adviser will delegate to Aberdeen the performance of certain of its investment management services under the Advisory Agreement. Additionally, Aberdeen will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services as subadviser, the Adviser will pay Aberdeen compensation at the annual rate of 0.375% of the Series' average daily net assets up to $250,000,000, 0.35% of the Series' average daily net assets from $250,000,000 to $500,000,000 and 0.325% of the Series' average daily net assets in excess of $500,000,000.

     Aberdeen is authorized under the Subadvisory Agreement to select brokers and dealers to execute Series transactions and to select the markets in which transactions will be executed. Aberdeen is also authorized under the Subadvisory Agreement to execute Series transactions with brokers or dealers that are "affiliated persons" (as defined in the 1940 Act) of the Fund, PIC or Aberdeen with the prior written approval of the Fund.

     Under the Subadvisory Agreement, Aberdeen is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Series' investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

     The Subadvisory Agreement will become effective upon its approval by shareholders and will continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees, including a majority of the Disinterested Trustees.

INFORMATION ABOUT ABERDEEN
     Aberdeen has been an investment adviser since 1995 and is a subsidiary of Aberdeen Asset Management PLC which was established in 1983. As of June 30, 1998, Aberdeen managed in excess of $286 million in assets for institutions. Aberdeen's principal offices are located at 1 Financial Plaza, Suite 2210, Nations Bank Tower, Fort Lauderdale, Florida 33394. The address of Aberdeen Asset Management PLC is 10 Queen's Terrace, Aberdeen, Scotland AB10 1QG. Phoenix Home Life owns approximately 11% of the outstanding shares of Aberdeen Asset Management PLC and is not its largest shareholder.

     Aberdeen currently serves as subadviser to a number of other funds having a similar investment objective to that of the Series. The names of those funds, their size as of June 30, 1998 and the annual rates of compensation for each is listed in the table below. Compensation rates listed are applied to the average of the aggregate daily net asset value of the named fund.

      FUND                               Size of Fund      Rate of
      ----                                (Millions)     Compensation
                                          ----------     ------------
      Phoenix-Aberdeen Series Fund
         Global Small Cap Fund             $31.8             0.40%
         New Asia Fund                      $9.2             0.40%
      The Phoenix Edge Series Fund
         Aberdeen New Asia Series           $8.6             0.40%
      CoreFunds, Inc.
         International Growth Fund         $31.7             0.375%


         Note: Aberdeen has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable investment management contract for the funds listed above.


MANAGEMENT OF ABERDEEN
     The names and principal occupations of the directors and executive officers of Aberdeen are as follows. The address of each, as it relates to his duties at Aberdeen, is the same as that of Aberdeen.

  Name                                         Principal Occupation
  ----                                         --------------------

Richard D. Fabricius..........Director and director of sales and marketing of
                              Aberdeen since 1997. Previously Investment Manager of Aberdeen Asset Management PLC (1994-1997).

Martin Gilbert................Chief Executive of Aberdeen Asset Management PLC
                              since 1992 and Director and President of Aberdeen since 1995. Chairman of Aberdeen Asset Management PLC's principal subsidiaries and a director of the funds in it's fund complex. Previously Managing Director (1988-1992) and Director/Investment Manager (1983-1989) of Aberdeen Asset Management PLC.

Bev Hendry....................Chief Executive Officer, Chief Operating Officer,
                              Vice President and Director of Aberdeen since 1995. Director of Aberdeen Asset Management PLC since 1991. Previously Managing Director of Abtrust Unit Trust Managers Limited (1987-1995).

Gawaine Lewis.................Director and Investment Manager of Aberdeen since
                              1995. Portfolio Manager of Aberdeen Prolific Latin American Unit Trust, Aberdeen Latin American Investment Trust PLC, Aberdeen Prolific Ermerging Markets Unit Trust and Aberdeen Emerging Economies Investment Trust PLC since 1995. Previously Investment Manager of Aberdeen Asset Managers Limited (1994-1995) and Portfolio Manager of CIM Fund Managers (1991-1994).

James L. Pope.................Managing Director of Philadelphia International
                              Investment Corporation since 1997. Director and Assistant Treasurer of Aberdeen since 1995.

DESCRIPTION OF THE INVESTMENT ADVISER
     PIC serves as investment adviser to the Series. The principal office of PIC is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding shares of the Adviser are owned by Phoenix Equity Planning Corporation ("Equity Planning"). All of the outstanding shares of Equity Planning are owned by Phoenix Investment Partners, Ltd. ("PXP"), formerly known as Phoenix Duff & Phelps Corporation. A majority of the outstanding shares of PXP are owned by PM Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Phoenix Home Life. The principal offices of Phoenix Home Life and Holdings are located at One American Row, Hartford, Connecticut 06102-5056. The principal office of PXP is located at 56 Prospect Street, Hartford, Connecticut 06115-4080. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

     In addition to the Series, the PIC acts as investment adviser for two other mutual funds having a similar investment objective to that of the Series. The names of those funds, their size as of June 30, 1998 and the annual rates of compensation for each is set forth in the table below. Compensation rates listed are applied to the average of the aggregate daily net asset value of the named fund.

                             Size of     Rate for     Rate for    Rate for
FUND                           Fund       First         Next     Excess Over
----                        (Millions)  $1 Billion   $1 Billion  $2 Billion
                            ----------  ----------   ----------  ----------

Phoenix Multi-Portfolio       $201.1      0.75%        0.70%       0.65%
   Fund International
   Portfolio


                             Size of     Rate for     Rate for    Rate for
FUND                           Fund       First         Next     Excess Over
----                        (Millions)  $1 Billion   $1 Billion  $2 Billion
                            ----------  ----------   ----------  ----------

Phoenix Worldwide             $194.6      0.75%        0.70%       0.65%
   Opportunities Fund


         Note: The Adviser has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable investment management contract for the funds listed above.


THE ADVISORY AGREEMENT
     PIC acts as investment adviser under an Advisory Agreement dated January 1, 1993, as amended ("Advisory Agreement") between the Fund and PIC. Under the Advisory Agreement, PIC is entitled to a fee, payable monthly, at the annual rate of 0.75% of the Series' average daily net assets of up to $250,000,000, 0.70% of the Series' average daily net assets from $250,000,000 to $500,000,000 and 0.65% of the Series' average daily net assets in excess of $500,000,000.

     The Advisory Agreement provides that the Adviser shall furnish continuously an investment program for the Series, and shall manage the investment and reinvestment of the assets of the Series subject at all times to the supervision of the Trustees. The Adviser, at its expense, also furnishes to the Fund adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Fund. All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund are borne by the Fund. Such expenses include, but are not limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by the national distributor under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing shareholders. Additionally, if authorized by the Trustees, the Fund will pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party. The Series will pay expenses incurred in its own operation and will also pay a portion of the Fund's general administration expenses allocated on the basis of the asset values of each of the respective series of the Fund.

     Under the Advisory Agreement, the Adviser has agreed to reimburse the Fund monthly for the amount, if any, by which the total operating and management expenses of any series (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for any fiscal year exceed the level of expenses which such series is permitted to bear under the most restrictive expense limitation imposed (and not waived) on open-end investment companies by any state in which shares of such series are then qualified for sale.

     The Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

     The Advisory Agreement continues in force from year to year if approved by vote of a majority of the outstanding voting securities of each series or by vote of a majority of the Trustees, including the vote of a majority of Trustees who are not parties to the Advisory Agreement, or "interested persons" (as that term is defined in the 1940 Act) (the "Disinterested Trustees") of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically upon its assignment (within the meaning of said 1940
Act) and may be terminated at any time, without payment of any penalty, either by the Trustees, or, as to each series, by a vote of a majority of the outstanding voting securities of such series or by the Adviser upon sixty (60) days' written notice to the Fund.

     The Advisory Agreement was last approved by the shareholders on December 22, 1992. The terms and conditions of the Advisory Agreement have been approved annually by the Trustees, including a majority of the Disinterested Trustees.


MANAGEMENT OF THE ADVISER
     The directors of the PIC are Michael E. Haylon, Philip R. McLoughlin and William R. Moyer. The address of these directors is 56 Prospect Street, Hartford, CT 06115-0480. The principal occupation of each director is that of an executive officer of PXP. Messrs. Haylon and McLoughlin are directors of PXP. Mr. McLoughlin also serves as a director of Phoenix Home Life.

     Michael E. Haylon, Executive Vice President of the Fund, is President and a director of PIC. Philip R. McLoughlin, Trustee and President of the Fund, is a director and Chairman of PIC. William R. Moyer, Vice President of the Fund, is a director and Senior Vice President, Chief Financial Officer and Treasurer of PIC. David L. Albrycht, Christian C. Bertelsen, Steven L. Colton, J. Roger Engemann, Ron K. Jacks, John D. Kattar, William E. Keen, III, Christopher J. Kelleher, Richard D. Little, James E. Mair, Leonard J. Saltiel, Julie L. Sapia, Michael Schatt, Gail P. Seneca, John S. Tilson, Pierre D. Trinque and James D. Wehr, officers of the Fund, are also officers of the PIC.


PORTFOLIO TRANSACTIONS AND BROKERAGE
     The Fund paid no commissions to any affiliated broker for portfolio transactions during its most recent fiscal year.


THE ADMINISTRATOR OF THE FUND
    Phoenix Equity Planning Corporation ("PEPCO"), an affiliate of the advisers, serves as financial agent of the Fund, and as such, is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. The Fund paid PEPCO $________ for its services as financial agent for the fiscal year ended December 31, 1997. PEPCO's address is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.

     The Trustees have concluded, after review of relevant information, that the proposed subadvisory services are reasonably worth the full amount of the fee payable under the proposed Subadvisory Agreement and that the terms of the Subadvisory Agreement are fair and reasonable. Accordingly, the Board of Trustees, including a majority of the Disinterested Trustees, recommends that the shareholders of the International Series vote to approve the proposed Subadvisory Agreement.


VOTING REQUIREMENTS
     The Trustees recommend that the shareholders approve the Subadvisory Agreement. Approval of the Subadvisory Agreement is to be determined by the vote of a majority of the outstanding shares of the Series, voting as a separate class. A majority is constituted by the lessor of: (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Series are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Series.



                THE TRUSTEES RECOMMEND A VOTE "FOR" THE APPROVAL
                                     OF THE
                         PROPOSED SUBADVISORY AGREEMENT


                             ADDITIONAL INFORMATION


INVESTMENT ADVISERS AND ADMINISTRATOR
     Phoenix-Aberdeen International Advisors, LLC, One American Row, Hartford, CT 06102 serves as investment adviser to the Aberdeen New Asia Series. Duff & Phelps Investment Management Co., 55 East Monroe Street, Chicago, IL 60603 serves as investment adviser to the Real Estate Securities Series. Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, CT 06115-0480 serves as investment adviser to all other series of the Fund.

     Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200 serves as the Fund's financial agent.

OTHER MATTERS
     As of the date of this Proxy Statement, the Fund's management knows of no other matters to be brought before this meeting. However, if other matters properly come before this meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.


PROPOSALS FOR NEXT MEETING OF SHAREHOLDERS
     The next meeting of Shareholders is scheduled to be held in 2001. Proposals by any Shareholder of the Fund which are intended to be presented at the meeting must be received by the Fund for inclusion in its proxy statement and form of proxy relating to such meeting on or before February 15, 2001.



                                    By Order of the Board of Trustees,



                                    G. JEFFREY BOHNE, Secretary

Greenfield, Massachusetts
September 21, 1998

                                                                       EXHIBIT A
                          THE PHOENIX EDGE SERIES FUND

                              SUBADVISORY AGREEMENT
                              ---------------------


                                                               October ___, 1998

Aberdeen Fund Managers, Inc.
1 Financial Plaza, Suite 2210
Nations Bank Tower
Fort Lauderdale, FL 33394

RE:  SUBADVISORY AGREEMENT

Gentlemen:

The Phoenix Edge Series Fund (the "Trust") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series, including the International Series (hereafter referred to as the "Series").

Phoenix Investment Counsel, Inc. (the "Adviser") evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Aberdeen Fund Managers, Inc. (the "Subadviser") as a subadviser to invest and reinvest the assets of the Series on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities which do not conflict in any material manner in the Subadviser's performance hereunder.

2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a subadviser to the Adviser and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement.

3. Services of Subadviser. The Subadviser shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Series and as set forth in the Trust's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time), to the Trust's Agreement and Declaration of Trust, to the investment and other restrictions set forth in the Act, the Securities Act of 1933 and the Internal Revenue Code and the rules and regulations thereunder, and to the supervision and control of the Trustees of the Trust (the "Trustees"). The Subadviser shall not, without the Adviser's prior approval, effect any transactions which would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4. Expenses. The Subadviser shall furnish at its own expense, or pay the expenses of the Adviser, for the following:

     (a) Office facilities, including office space, furniture and equipment utilized by its employees, in the fulfillment of Subadviser's responsibilities hereunder;

     (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Subadviser hereunder;

     (c) Personnel to serve without salaries for the Trust as officers or agents of the Trust. The Subadviser need not provide personnel to perform, or pay the expenses of the Adviser for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

     (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Subadviser.

5. Transaction Procedures. All transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Trust (the "Custodian Agreement"), of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule B hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

6. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

     A. In placing orders for the sale and purchase of Series securities for the Trust, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

     B. Subject to the requirements of paragraph A above, the Adviser shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Adviser and the Subadviser, shall be executed by brokers and dealers that provide brokerage or research services to the Trust or that will be of value to the Trust in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Series. In addition, subject to paragraph A above, the applicable Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable law, the Trust shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Trust are made.

     C. The Subadviser shall not execute any transactions for the Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Trust, the Subadviser or the Adviser without the prior written approval of the Trust.

7. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

8. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadviser in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act, other federal or state securities laws or common law).

9. Confidentiality. Subject to the duty of the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadviser and the Trust in respect thereof.

10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Adviser to consider whether an assignment as defined in
     Section 2(a)(4) of the Act will occur and to take the steps it deems necessary.

11. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

          A. It is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

          B. It will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule D (as amended from time to time). The Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either.

          C. It has a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Adviser with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Trust and Adviser to examine the reports required to be made by the Subadviser under Rule 17j-l(c)(1) and this subparagraph.

          D. Reference is hereby made to the Declaration of Trust dated February 18, 1986, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name The Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

12. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadviser and the Adviser, which amendment, other than amendments to Schedules B and D, is subject to the approval of the Trustees and the Shareholders of the Trust as and to the extent required by the Act.

13. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until December 31, 1999, and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with
     Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

14. Termination. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party hereto to the other party.

15. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

16. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.


                                         PHOENIX INVESTMENT COUNSEL, INC.


                                         By: /s/Michael E. Haylon
                                             -----------------------------------
                                             Michael E. Haylon
                                             President

ACCEPTED:

ABERDEEN FUND MANAGERS, INC.


By:  /s/Bev Hendry
     -----------------------------------------
     Bev Hendry
     Chief Executive Officer, Chief Operating
     Officer and Vice President




SCHEDULES:        A.       Subadviser Functions
                  B.       Operational Procedures
                  C.       Fee Schedule
                  D.       Record Keeping Requirements

                                   SCHEDULE A
                                   ----------

                              SUBADVISER FUNCTIONS

     With respect to managing the investment and reinvestment of the Series assets, the Subadviser shall provide, at its own expense:

     (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Adviser;

     (b) Implementation of the investment program for the Series based upon the foregoing criteria;

     (c) Quarterly reports, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Subadviser's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Trust relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Series investment program, including, without limitation, analysis of Series performance;

     (d)  Attendance by appropriate representatives of the

          Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

     (e) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Adviser.

                                   SCHEDULE B
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to Brown Brothers Harriman & Co. (the "Custodian"), the custodian for the Trust.

The Subadviser must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

         1.       Purchase or sale;
         2.       Security name;
         3.       CUSIP number (if applicable);
         4.       Number of shares and sales price per share;
         5.       Executing broker;
         6.       Settlement agent;
         7.       Trade date;
         8.       Settlement date;
         9.       Aggregate commission or if a net trade;
         10.      Interest purchased or sold from interest bearing security;
         11.      Other fees;
         12.      Net proceeds of the transaction;
         13.      Exchange where trade was executed; and
         14.      Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be maintained in the name of the Trust. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report. This will normally be done by telex so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

         For services provided to the Trust pursuant to paragraph 3 hereof, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.375% of the average daily net assets of the Phoenix International Fund up to $250 million, 0.35% of such value between $250 million and $500 million, and 0.325% of such value in excess of $500 million. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Trust and each Series shall be valued as set forth in the then current registration statement of the Trust.

                                   SCHEDULE D
                                   ----------

                 RECORDS TO BE MAINTAINED BY THE SUBADVISER


1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         A.       The name of the broker;
         B. The terms and conditions of the order and of any modifications or cancellations thereof;
         C.       The time of entry or cancellation;
         D.       The price at which executed;
         E.       The time of receipt of a report of execution; and
         F. The name of the person who placed the order on behalf of the Trust.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named broker or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         A.       Shall include the consideration given to:
                  (i) The sale of shares of the Trust by brokers or dealers.
                  (ii) The supplying of services or benefits by brokers or dealers to:
                           (a)    The Trust,
                           (b)    The Adviser (Phoenix  Investment Counsel,
                                  Inc.)
                           (c)    The Subadviser, and
                           (d)    Any person other than the foregoing.

                  (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.
         B. Shall show the nature of the services or benefits made available.
         C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
         D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 3la-(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*



--------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadviser review.

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Trust.

                                       THE PHOENIX EDGE SERIES FUND        PROXY

                                       The undersigned shareholder of The
                                       Phoenix Edge Series Fund (the "Fund")
                                       hereby constitutes and appoints Philip R.
                                       McLoughlin, Michael D. Marshall and
                                       Thomas Miele, and any and each of them,
                                       proxies and attorneys of the
                                       undersigned, with power of substitution
                                       to each, for and in the name of the
                                       undersigned to vote and act upon all
                                       matters (unless and except as expressly
                                       limited below) at the Special Meeting of Shareholders of the Fund to be held on October 27, 1998 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act, with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

                                       THIS PROXY IS SOLICITED BY THE BOARD OF
                                       TRUSTEES WHO RECOMMEND A VOTE "FOR" EACH
                                       OF THE PROPOSALS.

                                       NOTE: SPECIFY DESIRED ACTION BY CHECK
                                       MARK IN THE APPROPRIATE SPACE. IN THE
                                       ABSENCE OF SUCH SPECIFICATION, THE
                                       PERSONS NAMED PROXIES HAVE DISCRETIONARY
                                       AUTHORITY, WHICH THEY INTEND TO EXERCISE
                                       BY VOTING SHARES REPRESENTED BY THIS
                                       PROXY IN FAVOR OF THE PROPOSALS. PLEASE
                                       VOTE PROMPTLY.

                                       The signature on this Proxy should
                                       correspond exactly with the
    VOTE BY TOUCH-TONE PHONE           shareholder's name as it appears hereon.
         OR THE INTERNET               In the case of joint tenancies,
                                       co-executors or co-trustees, all should
 CALL TOLL-FREE: 1-800-454-8683        sign. Persons signing as attorney,
      OR VISIT OUR WEBSITE             executor, administrator, trustee or
       WWW.PROXYVOTE.COM               guardian should give their full title.

TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]               KEEP THIS PORTION FOR YOUR RECORED.
------------------------------------------------------------------------------------------------------------------
                                                                              DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------------------------------------------------------
PHOENIX EDGE SERIES FUND

VOTE ON PROPOSAL:

1. ELECTION OF DIRECTORS: To fix the number                       Withhold   For All     To withhold authority to vote for any
   of Directors at twelve and elect Directors (except        For  Authority  Except:     individual nominee, mark the "FOR ALL
   as marked to the contrary below)                         [   ]   [   ]     [   ]      EXCEPT" box and strike a line through
   1) R. Chesek, 2) V. Conway, 3) H. Dalzell-Payne,                                      the nominee's name. Unless authority is
   4) F. Jeffries, 5) L. Keith, 6) P. McLoughlin,                                        withheld to vote for all nominees, the
   7) E. Morris, 8) J. Oates, 9) C. Pedersen,                                            persons named as proxies shall vote to
   10) H. Roth, 11) R. Segerson and 12) L. Weicker                                       fix the number of Directors at twelve.)


                                                                                         ---------------------------------------

2. RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP                               For       Against       Abstain
   AS AUDITORS                                                                          [   ]       [   ]         [   ]

3. TO APPROVE OR NOT APPROVE INVESTMENT SUBADVISORY AGREEMENT
   WITH ABERDEEN FUND MANAGERS, INC.                                                    [   ]       [   ]         [   ]

4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
   MEETING OR ANY ADJOURNMENT THEREOF


-----------------------------------------------                     -----------------------------------------------

-----------------------------------------------                     -----------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]        Date                      Signature [Joint Owner(s)]                Date

--------------------------------------------------------------------------------------------------------------------------------
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